                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                TSI Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 JJF Group, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             VOTE FOR THE JJF SLATE
                              AND PROXY PROPOSALS!

                         DON'T TURN DOWN GOOD ADVICE --
                            RETURN YOUR VOTE TODAY!

                   -----------------------------------------

A leading, independent corporate governance advisor to institutional money managers, INSTITUTIONAL SHAREHOLDER SERVICES (ISS), has recommended that TSI shareholders VOTE FOR the JJF Group slate of three directors and six proxy proposals outlined in JJF Group's proxy. The proxy proposals all involve changes to TSI's by-laws and articles of incorporation designed to prevent management from blocking the sale of TSI. The JJF Group proxy was sent to shareholders beginning July 2, 1999, in advance of TSI's annual meeting of shareholders scheduled for July 22, 1999.

                         HERE'S WHY YOU SHOULD SUPPORT
                          JJF GROUP'S PROXY PROPOSALS:

                                 In its report,
                       INSTITUTIONAL SHAREHOLDER SERVICES
                                    said...

   "...FROM A FINANCIAL POINT OF VIEW, (JJF GROUP'S) OFFER IS A GREAT DEAL FOR
     SHAREHOLDERS. AT $14.00 PER SHARE, THE OFFER REPRESENTS A 43.4-PERCENT
        PREMIUM TO TSI'S AVERAGE MARKET PRICE FOR THE FISCAL YEAR ENDING
                              MARCH 31, 1999 ..."

        "...FURTHERMORE, ISS DOES NOT BELIEVE THAT THE BY-LAW AMENDMENT
               PROPOSALS WOULD HINDER ANY HIGHER BID OFFERS ..."

       "...THE PROPOSAL REQUIRING THE COMPANY TO OPT OUT OF THE MINNESOTA CONTROL SHARE PROVISION SHOULD BE SUPPORTED BECAUSE THE STATUTE MAY
 PREVENT OR DETER TENDER OFFERS FOR THE COMPANY THAT COULD BE IN SHAREHOLDERS'
         BEST INTERESTS. ... A PROVISION IN THIS PROPOSAL SPECIFICALLY
      PROVIDES THAT IF A MAJORITY OF THE BOARD DETERMINES THAT AN OFFER TO
        ACQUIRE THE COMPANY WOULD MAXIMIZE SHAREHOLDER VALUE, THE BOARD
                 CAN TAKE ACTION TO FACILITATE THAT OFFER ..."

       "ISS IS NOT CONVINCED THAT THE PRESENCE OF DISSIDENT NOMINEES WOULD
      HAVE A DETRIMENTAL EFFECT ON ANY ALTERNATIVE OFFERS THAT MAY EMERGE
                               FOR THE COMPANY."

                       A VOTE FOR THE JJF GROUP PROPOSALS
                       IS A VOTE TO MAXIMIZE SHAREHOLDER
                           VALUE THROUGH SHAREHOLDER-
                              FOCUSED LEADERSHIP!

                         Your Vote TODAY is Important!

             - Sign, Mark and Date your GREEN proxy card and CALL:

                           BEACON HILL PARTNERS, INC.
                                90 BROAD STREET
                                   20TH FLOOR
                            NEW YORK, NEW YORK 10004
                          CALL COLLECT: (212) 843-8500
                         CALL TOLL-FREE: (800) 475-9320

      - If your shares are held for you by a bank or brokerage firm, please instruct your brokerage representative to contact Beacon Hill Partners,
      Inc., to vote FOR the JJF Group slate of director nominees and proxy proposals.

    - If you have already voted in favor of TSI, you are legally entitled to change your mind and vote FOR our nominees and proposals on the
      GREEN proxy card. Only your card with the latest date will count. If you have questions about how to do this, please call Beacon Hill
             Partners, Inc., at one of the telephone numbers above.

If you have any questions or need help in voting your shares or changing your vote, please contact Beacon Hill Partners, Inc., at one of the telephone numbers above.


                        CAST YOUR VOTE FOR THE JJF GROUP
                             PROXY PROPOSALS TODAY!

        THE TENDER OFFER IS BEING MADE BY JJF ACQUISITION, INC. FOR ALL
       OUTSTANDING SHARES OF TSI INCORPORATED COMMON STOCK. THE OFFER AND
      WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
     ON WEDNESDAY, AUGUST 11, 1999, UNLESS THE OFFER IS EXTENDED TO A LATER
       DATE AND TIME. SHARES THAT ARE TENDERED PURSUANT TO THE OFFER MAY
             BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Contacts:

         John Kopchik                       Ann Barkelew
         JJF Acquisition, Inc.              Fleishman-Hillard
         (612) 673-6700                     (612) 337-0354

         Richard Grubaugh
         Beacon Hill Partners
         (212) 843-8500


FOR IMMEDIATE RELEASE

     JJF APPLAUDS TSI MOVE TO "AGGRESSIVELY PURSUE" HIGHER OFFERS

         MINNEAPOLIS, July 21, 1999 --JJF Acquisition, Inc.(JJF), a firm headed by John J. Fauth, announced today that it was extremely pleased with the TSI (NASDAQ:TSII) board of directors' announcement on July 16 that the board will be "aggressively pursuing offers of higher value" and that Fauth "will be invited to join in the process."
         "We view TSI's announcement as a positive step in our effort to maximize shareholder value. Relying on that announcement, JJF will be supportive of the company's stated plan to pursue offers of higher value," said Fauth.
         "I have consistently stated that I preferred to acquire TSI in a friendly transaction. I undertook the tender offer because I could not get TSI to negotiate with me," Fauth said. " Now that the board has decided to seek higher bids for the company, I am happy to participate in that process, and I am anxious to have that process not cause any further disruptions to the company than are necessary. I recognize that in relying on the board's announcement that it will take bids, many shareholders would rather wait and not vote for one of the bidders at this time.
         "This does not in any way mean that JJF is discontinuing its efforts to acquire TSI. There has been a significant change in TSI's shareholder base since May 27, the record date for the annual meeting. I think TSI's board recognizes that all TSI shareholders, and the new shareholders in particular, are counting on the board to go forward with a sale and accomplish the board's stated goal of maximizing shareholder value.
         "As TSI's largest individual shareholder with an investment of more than $10 million, I will be intensely interested in the process and fully intend to be a bidder. I am reserving all my rights as a shareholder, including the right to pursue a special meeting of shareholders that might become necessary to keep the focus on a sale of the company. Management assures us we will be participating in a fair process," Fauth said.

                                       ###